EXHIBIT 99.2

PREMIER ALLIANCE GROUP, INC.
INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
AS OF
SEPTEMBER 30 2009, AND THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND THE YEAR ENDED DECEMBER 31, 2008

The following unaudited pro-forma consolidated balance sheet, pro-forma income statements and the explanatory notes give effect to the asset purchase of PeopleSource Inc. by Premier Alliance Group, Inc.

The pro-forma consolidated balance sheet, pro-forma consolidated income statements and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. These pro-forma consolidated balance sheet and pro-forma consolidated income statements have been prepared utilizing the historical financial statements of Premier Alliance Group, Inc., and. PeopleSource Inc. and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

The pro-forma consolidated income statements have been prepared as if the asset purchase had been consummated on January 1, 2008 under the purchase method of accounting and carried through to September 30, 2009. The pro-forma consolidated balance sheet has been prepared under the acquisition method of accounting as if the acquisition was consummated on September 30, 2009.  The acquisition accounting is dependent on certain valuations and other studies that may not have progressed to a stage where there is sufficient evidence for a definitive measurement.  Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing pro forma financial information.   Differences between these preliminary estimates, including the estimates of the purchase consideration and the allocation of the purchase price may occur and these differences may be material.

This pro-forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the periods presented, nor are they necessarily indicative of the results of future operations.

PREMIER ALLIANCE GROUP, INC.

PRO FORMA BALANCE SHEET
September 30, 2009

ASSETS	Historical
	unaudited Premier Alliance	unaudited PeopleSource	adjustments	unaudited combined pro forma
CURRENT ASSETS:
Cash	$-	-		0
Accounts receivable	1,004,474	278,846	(278,846)	1,004,474
Marketable securities	30,328	0	0	30,328
Deferred tax asset - current portion	24,000	0	0	24,000
Prepaid expenses and
other current assets	46,466	8,170	(8,170)	46,466

Total current assets	1,105,268	287,016	(287,016)	1,105,268

PROPERTY AND EQUIPMENT - at
cost less accumulated depreciation	7,995	3,440	1,560	12,995

OTHER ASSETS:
Goodwill(net)	1,051,820	0	398,758	1,450,578
Intangibles(net)			84,000	84,000
Investment in equity-method investee	200,385	0	0	200,385
Investment in cost-method investee	100,000	0	0	100,000
Cash surrender value of officers'
life insurance	359,748	0	0	359,748
Deferred tax asset	46,000	0	0	46,000
Deposits and other assets	4,000	3,138	(3,138)	4,000

	1,761,953	3,138	479,620	2,244,711

	$2,875,216	$293,594	$194,164	$3,362,974

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Note payable	$179,000	$-	140,000	319,000
Accounts payable	221,676	98,051	(98,051)	221,676
Accrued expenses	358,180	49,906	(49,906)	358,180
Income taxes payable	4,613	-	0	4,613

Total current liabilities	763,469	147,957	(7,957)	903,469

LONG TERM LIABILITIES:	-	-	247,758	247,758

STOCKHOLDERS' EQUITY:
Class A convertible preferred stock,
liquidation preference of $0.05 per share,
$.001 par value, 5,000,000 shares authorized,
560,746 shares issued and outstanding	561			561
Common stock, $.001 par value, 45,000,000
shares authorized, 5,917,945 shares
issued and outstanding	5,918	1,000	(846)	6,072
Additional paid-in capital	3,314,789	0	99,846	3,414,635
Accumulated deficit	(1,209,521)	144,637	(144,637)	(1,209,521)

	2,111,747	145,637	(45,637)	2,211,747

	$2,875,216	$293,594	$194,164	$3,362,974

PREMIER ALLIANCE GROUP, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2009

	Historical
	unaudited	unaudited		unaudited
	Premier Alliance	PeopleSource	adjustments	Combined Pro forma

NET REVENUES	$6,620,738	$1,627,166		$8,247,904

OPERATING EXPENSES:
Cost of revenues	4,850,285	1,271,037		6,121,322
Selling, general and administrative	1,550,749	311,996		1,862,745
Depreciation and amortization	4,232	1,633	11,717	17,582
	6,405,266	1,584,666	11,717	8,001,649

INCOME FROM OPERATIONS	215,472	42,500	(11,717)	246,255

OTHER INCOME (EXPENSE):
Interest expense, net	(7,232)	(533)	(5,619)	(13,384)
Goodwill impairment loss	-	-		-
Gain (Loss) on marketable securities	11,932	-		11,932
Officers' life insurance income	65,990	-		65,990
Equity in net loss of equity-method investee	346	-		346
Other income	2,400	-		2,400
	73,436	(533)	(5,619)	67,284
NET INCOME BEFORE INCOME TAXES	288,908	41,967	(17,336)	313,539
				-
INCOME TAX BENEFIT (EXPENSE)	(87,702)	-	(9,606)	(97,308)
NET INCOME (LOSS)	201,206	41,967	(26,942)	216,231
PREFERRED STOCK DIVIDEND	-	-		-
NET INCOME AVAILABLE FOR
COMMON STOCKHOLDERS	$201,206	$41,967	(26,942)	$216,231
Net Income (loss) per share
basic	$0.03			$0.04
diluted	$0.03			$0.03
Weighted average number of shares,
basic	5,897,836		153,846	6,051,682
diluted	6,458,582		153,846	6,612,428

PREMIER ALLIANCE GROUP, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	Historical
	Premier Alliance	PeopleSource	adjustments	Combined Pro forma

NET REVENUES	$9,038,197	$3,272,323		$12,310,520

OPERATING EXPENSES:
Cost of revenues	6,501,996	2,719,742		9,221,738
Selling, general and administrative	2,299,790	480,580		2,780,370
Depreciation and amortization	12,749	2,945	14,855	30,549
	8,814,535	3,203,267	14,855	12,032,657

INCOME FROM OPERATIONS	223,662	69,056	(14,855)	277,863

OTHER INCOME (EXPENSE):
Interest expense, net	(35,411)	(4,871)	(3,331)	(43,613)
Goodwill impairment loss	(1,179,464)	-		(1,179,464)
Loss on marketable securities	6,015	-		6,015
Officers' life insurance income	(276,787)	-		(276,787)
Equity in net loss of equity-method investee	(11,071)	-		(11,071)
Other income	5,897	-		5,897
	(1,490,821)	(4,871)	(3,331)	(1,499,023)

NET INCOME BEFORE INCOME TAXES	(1,267,159)	64,185	(18,186)	(1,221,160)
				-
INCOME TAX BENEFIT (EXPENSE)	(74,494)	-	(17,940)	(92,434)
NET INCOME (LOSS)	(1,341,653)	-	(36,126)	(1,313,594)
PREFERRED STOCK DIVIDEND	-	-		-
NET INCOME AVAILABLE FOR
COMMON STOCKHOLDERS	$(1,341,653)	$64,185	(36,126)	$(1,313,594)
Net Income (loss) per share
basic	$(0.23)			$(0.22)
diluted	$(0.23)			$(0.22)
Weighted average number of shares,
basic	5,867,945		153,846	6,021,791
diluted	5,867,945		153,846	6,021,791

Notes and assumptions to Pro-Forma Consolidated Financial Statements

Organization and basis of presentation:

The unaudited pro-forma consolidated balance sheet and consolidated income statements have been based on historical financial information, using accounting principles generally accepted in the United States of America, of Premier Alliance Group, Inc. and PeopleSource, Inc. for the nine months ended September 30, 2009 and the year ended December 31, 2008, considering the effects of the asset purchase of PeopleSource Inc. by Premier Alliance Group, Inc. was completed effective January 1, 2008 in the case of the pro-forma consolidated income statements, and effective September 30, 2009 in the case of the pro-forma consolidated balance sheet.

On October 1, 2009 Premier Alliance Group, Inc. purchased the specific assets of Peoplesource, Inc. The assets purchased included fixed assets in the amount of $5,000, goodwill in the amount of $398,758, and intangibles in the amount of $84,000. All other assets and liabilities remained with the seller and have been backed out in the adjustment section.

Pro-Forma adjustments:

The intangibles acquired from the purchase of Peoplesource, Inc. are being amortized for book purposes over a period of five years. Fixed assets purchased are being depreciated over five years. No impairment of Goodwill has occurred.

Intangibles consisted of Peoplesource, Inc's customer list and was valued using the Discounted Cash Flow method, the value was determined to be $84,000.  Fixed assets were valued based on Fair Market Value and were valued at $5,000.

Provision for income taxes has been provided for Peoplesource, Inc. which assumes a corporate tax rate for year ended December 31, 2008 and nine months ended September 30, 2009 respectively.

Stock Issuance: In consideration of the Purchased Assets, the Registrant will pay to PeopleSource (a) the sum of $400,000 in cash, subject to adjustment; and (b) issue to PeopleSource 153,846 shares of Registrant's common stock, equal to $100,000 based on the closing price of the common stock of $0.65 on the Closing Date.

Cash will be paid as follows:
1. $140,000 in cash, and delivery of the Shares within 10 days after Closing.
2. Deferred cash payments totaling $260,000 are estimated and are to be paid as follows:

•	$140,000, subject to adjustments, thirteen months from the Closing Date

•	$120,000, subject to adjustments, two years from the Closing Date.

The net present value of deferred cash payments has been determined to be $247,758.  $12,242 of interest expense will be recognized over the term of the deferred cash payments.